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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): June 1, 2005 (May 26, 2005)

                         NORTH FORK BANCORPORATION, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                        1-10458                  36-3154608
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                  275 Broadhollow Road Melville, New York 11747
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               (Address of Principal Executive Offices) (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (631) 844-1004
                                                           ----------------

                                 Not Applicable
           -----------------------------------------------------------
                (Former Name or Former Address, if Changed Since
                                  Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement
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On May 26, 2005, North Fork Bancorporation, Inc. ("North Fork") purchased options to acquire 2.5 million shares of North Fork common stock (the "Options") held by Thomas S. Johnson, a member of North Fork's Board of Directors (the "Board"), at a purchase price equal to (i) the average closing price of North Fork's common stock as reported on the New York Stock Exchange for the 10 trading days immediately preceding May 26, 2005 multiplied by the number of shares of North Fork common stock subject to the Options, minus (ii) the aggregate exercise price of the Options, for total consideration of $24.1 million. As a result of this transaction, the 10b5-1 sales plan with respect to the periodic sale on the open market of shares of North Fork common stock subject to the Options (the "Plan") that Mr. Johnson had previously entered into with J.P. Morgan Securities, Inc. has been terminated. In authorizing this transaction, the Board considered, among other things, the potential disruption in the market for North Fork's common stock that could result from the continuation of the Plan. The Board authorized this transaction outside of North Fork's existing common stock repurchase program; accordingly, North Fork's existing common stock repurchase authority remains at approximately 4.24 million shares.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTH FORK BANCORPORATION, INC.


Date:  June 1, 2005


                                             By:/s/ Daniel M. Healy
                                                ------------------------------
                                                Daniel M. Healy
                                                Executive Vice President
                                                Chief Financial Officer